SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
File by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                        AMERICAN CLAIMS EVALUATION, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                    -----------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     5)   Total fee paid:
          ----------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     3)   Filing Party:
          ----------------------------------------------------------------------

     4)   Date Filed:
          ----------------------------------------------------------------------

                        AMERICAN CLAIMS EVALUATION, INC.
                                ONE JERICHO PLAZA
                             JERICHO, NEW YORK 11753

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON OCTOBER 2, 2001

                          -----------------------------


To the Shareholders of American Claims Evaluation, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Claims Evaluation, Inc., a New York corporation (the "Company"), will be held at 10:00 a.m. (New York time) on Tuesday, October 2, 2001 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022, to consider and act upon the following matters:

     (1)  To elect three Directors to the Board of Directors;

     (2) To transact such other business as may properly come before this meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 28, 2001 will be entitled to notice of, and to vote at, the meeting or at any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,

                                            /s/ Gary J. Knauer
                                            ------------------
                                            Gary J. Knauer
                                            SECRETARY

Jericho, New York
August 31, 2001

                        AMERICAN CLAIMS EVALUATION, INC.
                                ONE JERICHO PLAZA
                             JERICHO, NEW YORK 11753

                                 ---------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 OCTOBER 2, 2001

                                 ---------------



GENERAL

This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims Evaluation, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (New York time) on Tuesday, October 2, 2001 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement is first being mailed to shareholders on or about August 31, 2001.

The Company's common shares, par value $.01 per share ("Shares"), are the only outstanding class of voting securities. Holders of record at the close of business on August 28, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on August 28, 2001, there were issued and outstanding 4,273,500 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the Annual Meeting. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors. BECAUSE OF THE PERCENTAGE OF BENEFICIAL OWNERSHIP OF SHARES HELD BY DIRECTORS AND MANAGEMENT, ELECTION OF THE DIRECTORS NOMINATED AND REFERRED TO IN THE ACCOMPANYING NOTICE IS ASSURED.

REVOCABILITY OF PROXIES

The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting, and voting in person.

SOLICITATION OF PROXIES

In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the current beneficial ownership of the Company's Shares as of August 28, 2001 by (i) each person known by the Company to beneficially own 5% or more of such Shares, (ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

                                       Amount and Nature
Name and Address                         of Beneficial        Percent of Voting
of Beneficial Owner                    Ownership (1)(4)         Securities (1)
-------------------                   -------------------     -----------------

Gary Gelman (2)                           2,946,400                  59.8%

Peter Gutmann (2)                            91,000 (3)               2.1%

Edward M. Elkin, M.D. (2)                    65,200                   1.5%

D.H. Blair Investment Banking Corp.         423,824 (5)               9.9%
   44 Wall Street
   New York, NY

All directors and executive
officers as a group
(four persons)                            3,194,100                  62.6%

(1) Based on a total of 4,273,500 Shares issued and outstanding as of August 28, 2001. In addition, 831,500 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company's stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such persons in accordance with the provisions of Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended.

(2) Address is c/o American Claims Evaluation, Inc., One Jericho Plaza, Jericho, N.Y. 11753.

(3) Includes 4,000 Shares owned by the wife of Mr. Gutmann, as to which beneficial ownership is disclaimed.

(4) Includes the presently exercisable portions of outstanding stock options (aggregating 831,500 Shares) which, in the case of Messrs. Gelman, Gutmann and Elkin are 650,000, 45,000 and 45,000, respectively, and in the case of an executive officer is 91,500 Shares.

(5) These Shares are owned of record by D.H. Blair Investment Banking Corp. ("Blair Investment") (385,824 Shares), by Mr. J. Morton Davis' wife (16,200 Shares) and by Rivkalex Corporation, a private corporation controlled by Mr. Davis' wife (21,800 Shares). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported Blair Investment's Shares as being beneficially owned by himself but has disclaimed ownership of the 21,800 Shares and 16,200 Shares described in this table owned by Rivkalex Corporation and by Mr. Davis' wife, respectively.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. Each nominee is currently serving as a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."

         NOMINEE                      AGE         POSITION(S) WITH COMPANY
         -------                      ---         ------------------------

         Gary Gelman                  54          Chairman of the Board,
                                                  President and Chief
                                                  Executive Officer

         Edward M. Elkin, M.D.        62          Director

         Peter Gutmann                72          Director


NOMINEES FOR ELECTION AS DIRECTORS

GARY GELMAN, the founder of the Company, has been Chairman of the Board since July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since 1973, Mr. Gelman has also been Chief Executive Officer of American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. from Queens College. Since March 1996, Mr. Gelman has been Chairman of the Board of Directors of Misonix, Inc., a publicly traded company engaged in the design, development and manufacturing of ultrasonic devices including medical instruments.

EDWARD M. ELKIN, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals for the New York State Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He received his B.A. from Harvard College and his M.D. from New York University School of Medicine.

PETER GUTMANN has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. He received a B.A. from Williams College, a B.S. from Massachusetts Institute of Technology, an M.A. from Columbia University and a PhD. from Harvard University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF ALL THREE NOMINEES FOR ELECTION AS DIRECTORS LISTED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors held three meetings during the fiscal year commencing April 1, 2000 and ending March 31, 2001 ("Recent Fiscal Year"). All of the nominees were members of the Board of Directors during the Recent Fiscal Year and attended those meetings.

The Audit Committee of the Board of Directors, consisting of Messrs. Gutmann and Elkin, held two meetings during the Recent Fiscal Year, which meetings were attended by both members. The Audit Committee has responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews audit reports rendered by the independent auditors.

The Company has no Compensation Committee, Nominating Committee or committees performing similar functions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC"). Based on its review of the copies of such forms it has received, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

                        EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

         NAME                    AGE       POSITION(S) WITH COMPANY
         ----                    ---       ------------------------

         Gary Gelman             54        Chairman of the Board,
                                           President and Chief
                                           Executive Officer

         Gary J. Knauer          42        Chief Financial Officer,
                                           Treasurer and Secretary

For a description of Mr. Gelman's business experience, see "Election of Directors-Nominees for Election as Directors."

Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Before joining the Company, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG LLP. He is a Certified Public Accountant and holds a B.S. from the State University of New

York at Binghamton. Since February 1994, Mr. Knauer has also served as Chief Financial Officer of American Para Professional Systems, Inc.

Each of the Company's executive officers is to serve until the next Annual Meeting of Shareholders or until his earlier resignation or removal.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth all plan and non-plan compensation awarded to, earned or paid to Gary Gelman, the Company's Chief Executive Officer for each of the Company's last three fiscal years. No other executive officer had total annual salary and bonus which exceeded $100,000 during the Company's fiscal year ended March 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                                                                Compensation
                                          Annual Compensation                   Awards
                              -------------------------------------------       Securities
 Name and                                                    Other Annual       Underlying         All Other
 Principal        Fiscal       Salary            Bonus       Compensation       Options/SARS     Compensation
 Position          Year          ($)              ($)          ($) (1)               (#)            ($)(2)
 ----------       ------      ----------       ----------    ------------       --------------   ------------
Gary Gelman        2001       $244,311            -               -                 250,000        $2,511
 Chairman,         2000        244,311            -               -                    -           $1,636
 President         1999        244,311            -               -                    -             -
 and CEO

(1) The aggregate amount of all perquisites and other personal benefits paid to the Chief Executive Officer is not greater than either $50,000 or 10% of the total annual salary and bonus reported.

(2) Consists of matching contributions made by the Company under the 401(k) plan for the fiscal years ended March 31, 2001 and 2000, respectively.

COMPENSATION PLANS

The following describes plans adopted by the Company pursuant to which cash or non-cash compensation was paid or distributed during the years ended March 31, 2001, 2000 or 1999, or pursuant to which such compensation may be distributed in the future, to the Chief Executive Officer.

401(k) PLAN

The Company sponsors a retirement plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code") for all employees meeting certain service requirements. Participants may contribute a percentage of compensation not to exceed the maximum allowed under the Code. The plan provides for a matching contribution by the Company. Under the terms of the Plan, there is a vesting requirement with respect to Company contributions, but employees will be fully vested in their own salary deferral contributions. Officers are eligible to participate in the plan in the same manner as are all other employees.

STOCK OPTION PLANS

In July 1985, the Company's Board of Directors adopted the 1985 Stock Option Plan (the "1985 Plan"). The 1985 Plan has expired, except as to options outstanding (consisting of 27,500 options outstanding at March 31, 2001), and no additional options may be granted.

In March 1991, the Board of Directors adopted the Company's 1991 Stock Option Plan (the "1991 Plan") and in October 1991, the shareholders of the Company ratified, approved and adopted the 1991 Plan. The 1991 Plan has also expired, except as to options outstanding consisting of 188,000 options at March 31, 2001, and no additional options may be granted.

On May 7, 1997, the Board of Directors adopted the 1997 Incentive Stock Option Plan (the "1997 Plan") covering 750,000 Shares reserved for issuance. The shareholders of the Company ratified and approved the 1997 Plan in September 1997.

On August 25, 2000, the Board of Directors adopted the 2000 Incentive Stock Plan (the "2000 Plan"). The Company's shareholders ratified and approved the 2000 Plan in October 2000. The 2000 Plan permits the granting of 750,000 Shares.

Under the 1997 Plan and 2000 Plan, either incentive stock options or nonstatutory options may be granted as an incentive to key employees (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of the Company and to offer additional inducement in obtaining the services of such individuals.

The exercise price of the Shares under each option shall be determined by a fixed committee appointed by the Board of Directors; provided, however, that the exercise price shall not be less than the fair market value of the Shares subject to such option on the date of the grant. The term of each option granted pursuant to the 1997 and 2000 Plans shall be such term as established by the committee appointed by the Board of Directors, in its sole discretion, provided that it shall be for a period not exceeding ten years from the date of the grant.

On November 1, 2000, the Board of Directors granted options to purchase a total of 325,000 Shares under the 1997 Plan at an exercise price of $2.56 to the Company's executive officers and outside directors.

Both the 2000 and 1997 Plans provide that the number of Shares subject thereto and the outstanding options and their exercise prices are to be appropriately adjusted for mergers, consolidations, recapitalizations, stock dividends, stock splits or combinations of shares.

The current option committee appointed by the Board of Directors to administer the Company's stock option plans consists of Messrs. Gelman, Gutmann and Elkin. The Board of Directors may at any time terminate or from time to time amend or alter any of the existing stock option plans.

                              OPTION GRANTS IN 2001

The following table summarizes the grant of stock options made during Fiscal 2001 to the Named Executive Officer.

                         Number of          % of Total
                         Securities         Options
                         Underlying         Granted to         Exercise
                         Options            Employees          or Base         Expiration
Name                     Granted(#)         in Fiscal Year     Price ($/Sh)    Date
------------------       -------------      --------------     ------------    -------------
Gary Gelman                 250,000              76.9%            $2.56         11/01/11
Chairman,
President and CEO

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

The following table summarizes the number and dollar value of unexercised stock options at March 31, 2001 for the Named Executive Officer:

                                                        Number of
                                                        Securities          Value of
                                                        Underlying          Unexercised
                                                        Unexercised         In-the-Money
                                                        Options/SARs        Options/SARs
                                                        At FY-End (#)       At FY-End ($)(1)
                                         Value          -------------       ----------------
                 Shares Acquired        Realized        Exercisable/        Exercisable/
Name             On Exercise (#)           ($)          Unexercisable       Unexercisable
----             ---------------        -----------     -------------       -----------------

Gary Gelman            -                    -           625,000/0            $243,900/$0
 Chairman,
 President
 and CEO

(1) The closing price of the Company's Shares on March 31, 2001 as reported by the NASDAQ SmallCap Market System was $2.063 per Share.

EMPLOYMENT AGREEMENTS

Mr. Gelman's employment agreement with the Company provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company. Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company. The employment agreement is in effect through June 6, 2002, and is automatically renewable for successive one year terms unless the Company or Mr. Gelman gives the other notice of intention to terminate the agreement at the end of the then-current term.

DIRECTOR COMPENSATION

The Company's policy is to pay its non-employee directors a uniform fee of $400 for each Board of Directors' meeting and/or Audit Committee meeting attended in person.

                                   ACCOUNTANTS

The Board of Directors has continued to retain the firm of KPMG LLP to act as the Company's independent certified public accountants. A representative of such firm is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he/she desires to do so.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

AN ANNUAL REPORT TO SHAREHOLDERS WILL ACCOMPANY THIS PROXY STATEMENT BUT IS NOT TO BE CONSIDERED A PART HEREOF. THE COMPANY WILL PROVIDE, FREE OF CHARGE, TO ALL SHAREHOLDERS A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED MARCH 31, 2001, UPON WRITTEN REQUEST OF SUCH SHAREHOLDER TO GARY J. KNAUER, SECRETARY, AMERICAN CLAIMS EVALUATION, INC., ONE JERICHO PLAZA, JERICHO, NEW YORK 11753.

                              SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company on or before May 24, 2002 in order to be included in the proxy statement for that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2002

Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before August 7, 2002, unless the 2002 Annual Meeting is not held within 30 days before or after the anniversary date of the 2001 Annual Meeting.

                                           By Order of the Board of Directors,

                                           /s/ Gary J. Knauer
                                           ------------------
                                           Gary J. Knauer,
                                           Secretary

August 31, 2001
Jericho, New York

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED.

EXHIBIT A

            Charter of the Audit Committee of the Board of Directors

                                       of

                AMERICAN CLAIMS EVALUATION, INC. (the "Company")


I.       Audit Committee Purpose and General Responsibilities

         The Audit Committee of the Board of Directors (the "Committee") oversees management's responsibilities for establishing and maintaining internal controls designed to ensure (a) the integrity of financial information, (b) the effectiveness and efficiency of operations, and
         (c) compliance with laws, regulations and Company policies. The Committee's mandate is also to encourage the Company to maintain effective auditing processes through its independent accountants. Management is responsible for preparing the Company's financial statements, and the independent accountants are responsible for auditing those financial statements. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The Committee is authorized to perform the following functions and its primary responsibilities are to:

         o        Provide for  direct,  confidential  communication  between the
                  Committee, the independent accountants and management, including such private sessions as the Committee may deem appropriate;

         o Examine and review the role, functions and status of the Company's independent accountants, particularly as concerns:

                  - Advising the independent accountants that the Board of Directors, as the shareholders' representative, is the independent accountants' primary client. The Committee shall review the independence and performance of the accountants and annually recommend to the Board of Directors the appointment of the independent accountants or approve any discharge of auditors when circumstances warrant.

                  - Reviewing management's recommendation as to the engagement of the independent accountants for the purpose of auditing and examining the financial statements of the Company and submitting its recommendation to the Board for approval;

                  - Reviewing with the Company's independent accountants the scope of their proposed audit, the audit procedures to be utilized and their estimated fees. Approve the fees and other significant compensation to be paid to the independent accountants.

                  - Reviewing management's proposed engagement of the independent accountants to perform non-audit services and reviewing whether such engagement would unduly influence the independent accountants' independence.

         o        Review with the Company's independent accountants:

                  - the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

                  -        significant   issues,   if  any,   contained  in  the
                           management   letters  submitted  by  the  independent
                           accountants and management's responses thereto;

                  -        the  financial   reporting  process  and  the  annual
                           published financial statements and recommend the same to the Board of Directors for approval;

                  - filings with the Securities and Exchange Commission and the NASDAQ Small Cap Market containing financial and operating disclosure about the Company;

                  -        their   audit   plan  -  discuss   scope,   staffing,
                           locations, reliance upon management, and general audit approach.

         o        Review with the independent accountants and management:

                  -        the  appropriateness  of  the  Company's   accounting
                           principles (including those used for tax reporting purposes);

                  - the effect of changes in the Company's accounting principles and auditing procedures;

                  - the Company's system to monitor and manage business risk.

         o Review with the independent accountants and management, their assessment of the adequacy of the Company's internal controls, including information technology controls and security. Meetings and/or conversations in this respect should be held both with and without management present, to discuss the results of their examinations.

         o Review and monitor compliance with the Company's policies relating to compliance with laws and regulations, ethics and conflicts of interest.

         o Conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the independent auditors as well as anyone in the organization. The Committee shall have the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         o Review with management and with outside counsel, if appropriate, legal and regulatory matters that may have a material impact on the Company's financial statements and review significant reports from regulatory authorities;

         o Periodically review and recommend to the Board of Directors approval of changes to the Committee's charter.

II.      Audit Committee Composition

         The Audit Committee shall be comprised of two directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Both members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         The Committee is composed of only non-employee directors who, in the opinion of the Board of Directors, are free from any relationship that would interfere with the exercise of independent judgment, pursuant to the requirements of the Small Cap Market of the NASDAQ and any other exchange or regulatory requirements to which the Company and/or its Board of Directors may, from time to time, be subject.

         Audit Committee members shall be appointed by the Board of Directors on recommendation of the Board of Directors, directly, or by the Nominating Committee of the Board if one exists. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair.

III.     Additional Specific Responsibilities and Duties of the Committee

         MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent accountants, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent accountants quarterly to review the Company's financial statements and significant findings based upon the accountants limited review procedures.

         REVIEW PROCEDURES

         1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with the management and the independent accountants, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings, if any, prepared by the independent accountants together with management's responses. A review should also encompass the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         4. Review with financial management and the independent accountants the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent accountants. The Chair of the Committee may represent the entire Committee for purposes of this review.

         LEGAL COMPLIANCE

         5. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         OTHER AUDIT COMMITTEE RESPONSIBILITIES

         6. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement to the extent required by law or applicable regulation.

         7. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

         8. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY

                        AMERICAN CLAIMS EVALUATION, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Peter Gutmann and Edward M. Elkin as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of American Claims Evaluation, Inc. held of record by the undersigned on August 28, 2001 at the Annual Meeting of Shareholders to be held on October 2, 2001 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

          ----------------------------------------------------------------
          1.   Election of Directors:  Gary Gelman, Peter Gutmann and
               Edward M. Elkin

          FOR all             WITHHOLD           (Instruction: To withhold
          Nominees listed     AUTHORITY          authority to vote for any
          (except as          to vote for all    individual nominee or
          marked to the       Nominees           nominees, write such
          contrary)           listed             nominee's name in the
                                                 line(s) provided below)

                                                 --------------------

                                                 --------------------

                  [ ]                [ ]
          ----------------------------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.

----------------------------------
           (Signature)

----------------------------------
   (Signature if held jointly)

Dated:
      -----------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

                PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
           RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.